UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2012

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Originators of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	333-179309-02	13-3854638	Delaware	333-179309	20-0942395	Delaware	333-179309-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street 31st Floor, Room 507B New York, New York 10285 (212) 640-2000			4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-5648			4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A			N/A			N/A
(Former Name or Former Address, if Changed Since Last Report)			(Former Name or Former Address, if Changed Since Last Report)			(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On October 3, 2012, American Express Credit Account Master Trust (the “Trust”) supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time, with its Series 2012-A Supplement, dated as of October 3, 2012 (the “Series 2012-A Supplement”).

On October 3, 2012, pursuant to the Series 2012-A Supplement, the Trust issued its (i) Class A Series 2012-A Variable Funding Floating Rate Asset Backed Certificates in a maximum invested amount of $2,000,000,000 (the “Class A Certificates”), (ii) Class B Series 2012-A Variable Funding Floating Rate Asset Backed Certificates in a maximum invested amount of $145,454,000 and (iii) Collateral Interest, Series 2012-A in a maximum invested amount of $278,790,000. In connection with the issuance, the transferors to the Trust sold the Class A Certificates to certain parties who have agreed to fund, from time to time at the request of the transferors to the Trust through September 15, 2015 (as may be extended), the unfunded amounts under the Class A Certificates up to the maximum invested amount. The purchasers’ commitments to fund any unfunded amounts under the Class A Certificates are subject to the terms and conditions of the Class A Certificates, the Series 2012-A Supplement and a purchase agreement among the transferors to the Trust, the purchasers and certain other parties.

The transferors to the Trust intend to use the Class A Certificates as a source of funding in the ordinary course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson
Name:	Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President